Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ (Unaudited) March 31, 2023

Investments	Shares	Value ($)

COMMON STOCKS - 0.0%

Consumer Staples Distribution & Retail - 0.0%
Fresh Market, Inc. (The) Escrow*(a)(b) (Cost $—)	800	—

Investments	Principal Amount ($)	Value ($)

U.S. GOVERNMENT AGENCY SECURITIES - 68.6%

Federal Agricultural Mortgage Corp.,
1.59%, 1/10/2024(c)	2,800,000	2,731,524
2.62%, 2/26/2024(c)	1,200,000	1,177,231
FFCB,
0.13%, 5/10/2023	1,000,000	995,020
2.80%, 9/5/2023	1,000,000	991,261
FHLB,
3.25%, 6/9/2023	4,500,000	4,487,901
FHLMC,
0.25%, 9/8/2023	2,500,000	2,450,457
0.25%, 11/6/2023(c)	6,000,000	5,837,421
FNMA,
2.88%, 9/12/2023	8,000,000	7,927,749
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $27,053,586)		26,598,564

U.S. TREASURY OBLIGATIONS - 22.6%

U.S. Treasury Notes,
0.13%, 12/15/2023	3,000,000	2,905,898
0.38%, 9/15/2024(c)	4,000,000	3,779,219
1.75%, 3/15/2025	2,200,000	2,104,266
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,817,078)		8,789,383

Investments	No. of Rights	Value ($)

RIGHTS - 0.0%

Biotechnology - 0.0%
Tobira Therapeutics, Inc., CVR*(a)(b) (Cost $3,092)	225	—

Investments	Shares	Value ($)

SHORT-TERM INVESTMENTS - 8.1%

INVESTMENT COMPANIES - 8.1%
Invesco Government & Agency Portfolio, Institutional Class, 4.73%(d)	3,149,365	3,149,365
Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class, 4.39%(d)	1,987	1,987
TOTAL INVESTMENT COMPANIES (Cost $3,151,351)		3,151,352

Total Investments - 99.3% (Cost $39,025,107)		38,539,299
Other Assets Less Liabilities - 0.7%(e)		255,716
Net Assets - 100.0%		38,795,015

*	Non-income producing security.
(a)	Security fair valued as of March 31, 2023, in accordance with procedures approved by the valuation designee. Total value of all such securities at March 31, 2023, amounted to $0, which represents 0.0% of net assets of the Fund.
(b)	Value determined using significant unobservable inputs.
(c)	All or a portion of this security is pledged with the custodian for options written.
(d)	Represents 7-day effective yield as of March 31, 2023.
(e)	Includes the impact of the Fund’s open positions in derivatives at March 31, 2023.

Abbreviations
CVR	Contingent Value Rights
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association

See Notes to Schedule of Investments

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ (Unaudited) (cont'd)

Derivative Instruments

Written option contracts ("options written")

At March 31, 2023, the Fund had outstanding options written as follows:

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Puts
Index
S&P 500 Index	4	$(1,643,724)	$3,960	4/6/2023	$(832)
S&P 500 Index	10	(4,109,310)	3,975	4/6/2023	(2,700)
S&P 500 Index	4	(1,643,724)	4,015	4/6/2023	(2,260)
S&P 500 Index	3	(1,232,793)	3,875	4/14/2023	(1,950)
S&P 500 Index	2	(821,862)	3,895	4/14/2023	(1,550)
S&P 500 Index	9	(3,698,379)	3,900	4/14/2023	(7,290)
S&P 500 Index	6	(2,465,586)	3,950	4/14/2023	(7,650)
S&P 500 Index	4	(1,643,724)	4,065	4/14/2023	(14,240)
S&P 500 Index	1	(410,931)	3,900	4/21/2023	(1,355)
S&P 500 Index	22	(9,040,482)	3,940	4/21/2023	(39,490)
S&P 500 Index	1	(410,931)	3,950	4/21/2023	(1,930)
S&P 500 Index	2	(821,862)	3,940	4/28/2023	(5,380)
S&P 500 Index	1	(410,931)	3,955	4/28/2023	(2,890)
S&P 500 Index	2	(821,862)	4,035	4/28/2023	(9,140)
S&P 500 Index	19	(7,807,689)	4,080	4/28/2023	(113,145)
S&P 500 Index	7	(2,876,517)	4,080	5/5/2023	(50,120)

Total options written (premium received $732,320)					$(261,922)

The following is a summary, categorized by Level (See the Notes to Schedule of Investments), of inputs used to value the Fund's investments as of March 31, 2023:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks(a)(b)(c)	$—	$—	$—	$—
U.S. Government Agency Securities	—	26,598,564	—	26,598,564
U.S. Treasury Obligations	—	8,789,383	—	8,789,383
Rights(a)(b)(c)	—	—	—	—
Short-Term Investments	—	3,151,352	—	3,151,352
Total Long Positions	$—	$38,539,299	$—	$38,539,299

(a)	The Schedule of Investments provides information on the industry or sector categorization.
(b)	The reconciliation between beginning and ending balances of investments in which unobservable inputs (Level 3) were used is not presented as all values rounded to less than $1.
(c)	At March 31, 2023, these investments were valued in accordance with procedures approved by the valuation designee. These investments did not have a material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

See Notes to Schedule of Investments

Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio^ (Unaudited) (cont'd)

The following is a summary, categorized by level (See the Notes to Schedule of Investments), of inputs used to value the Fund's derivatives as of March 31, 2023:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Options Written
Liabilities	$(261,922)	$—	$—	$(261,922)

^ A balance indicated with a "-", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Schedule of Investments

March 31, 2023

Notes to Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Advisers Management Trust U.S. Equity Index PutWrite Strategy Portfolio (the “Fund”) are carried at the value that Neuberger Berman Investment Advisers LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities, exchange traded options written and rights, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Fund’s investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and other market information which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities and reference data, such as market research publications, when available (“Other Market Information”).

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs), when available.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.

Notes to Schedule of Investments U.S. Equity Index PutWrite Strategy Portfolio (Unaudited) (cont’d)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Fund’s Board of Trustees designated Management as the Fund's valuation designee. As the Fund's valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company's or issuer's financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

Other matters:

Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Fund and in turn, may impact the financial performance of the Fund.

Russia’s invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.